                                                                    Exhibit 10.7

                             BASIC LEASE INFORMATION



The following Basic Information is incorporated into and made a part of this lease. Each reference in this lease to any of the Basic Lease Information shall mean the respective information set forth below and shall be construed to incorporate all of the terms provided under the particular lease paragraph(s) pertaining to such information. In the event of a conflict between any Basic Lease Information and the lease, the lease shall control.

IDENTIFICATION DATE OF LEASE:  06/20/96       X   New        Renewal        Expansion       Other
                                            -----      -----          -----           -----

1.    Name of Building:    One Far West Plaza         Address:     3410 Far West Boulevard / Austin, TX 78731
                        ------------------------------         ----------------------------------------------

2.    Owner/Lessor:        David B. Barrow, Jr.       Address:     3633 North Hills Drive / Austin, TX 78731
                    ---------------------------------          ---------------------------------------------

3.    Suite Number:        300
                    ----------------

4.    Usable SF:    10,886          Add-on Factor:       15%               Rentable SF:        12,519
                 ----------                        ----------------                     -------------------

5.    Lessee Name:         Vignette Corporation
                   -----------------------------------------------------------------------------------------

a)    Lessee is  X  a corporation.
                ---

      Lessee Address for Notice:
                                ------------------------------------------

         Lessee Contact Person:  Ross Garber         Phone: 512-502-9203(6)     Fax:    None
                                ---------------             ---------------         ---------------------------
      Lessee Taxpayer ID#:   76-2769415      SS#:    ###-##-####        DL#/State:  16940347  /  Texas
                           ----------------       -----------------               --------------------------
6.    Lease Term: Thirty-Six (36) full calendar months
                 ----------------

      Commencement Date:                     07/11/96/1/         Expiration Date: 06/30/99
                                             --------                             --------
      Rent and Pass Thru Commencement Date:  07/11/96/1/         Expiration Date: 06/30/99
                                             --------                             --------

7.    Base Rent:             Term                Monthly Rent         Annual Rent         Annual Rent psf of NRA
                             ----                ------------         -----------         ----------------------
                   From 07/11/96 To 06/30/96      $17,735.25          $212,823.00                 $17.00
                   From 07/01/97 To 06/30/98      $18,256.88          $219,082.56                 $17.50
                   From 07/01/98 To 06/30/99      $18,778.50          $225,342.00                 $18.00

         Late Charge:   5 % of monthly base rent.          Date assessed:  Five (5) days after due date.
                     ------------------------------                        ----------------------------

8.    Expense Stop: 1996 Base Year (estimated to be $5.75) per square foot per year
                    --------------------------------------

      Estimated Operating Expenses Per Budget                  $ 1996 Base Year /sq.ft./year
                                                               -----------------------------
      Less Expense Stop                                        $ 1996 Base Year /sq.ft./year
                                                               -----------------------------
      Estimated Initial Pass-Thru                              $ 0.00 /sq.ft./year
                                                               -------------------
      Estimated Monthly Pass-Thru  (actual)/2/                 $ 0.00 /mo.
                                                              -----------
           (Subject to annual adjustment for actual expenses)
9.    Parking:    Number of Spaces:   Fifty (1:250 ratio) (unreserved)  Rate Per Space $ 0.00  / month unreserved
                                    ---------------------                              --------

10.   Security Deposit:    a)  Amount: $17,735.25  (first month's rent)
                                       ----------
                           b)  Paid by Cash:  X   Yes         No
                                            -----        ----
11.   Tenant Finish Out Provisions:

                   As Is
      ------------
      $3.50                /sq.ft. of net usable area allowance
      -----------------------
      $38,101.00   allowance (actual amount)
      ------------

--------
/1/ - See Exhibit J, Special Conditions, Paragraph #2 "Lease Commencement". /2/ - After 1996 the controllable expenses will be capped at 6% (cumulative)
      per year.

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                                                                         -------

      Amount of coverage owed by Tenant $              Payment Schedule:
                                         -------------                  ----------------
      Notes:  See Exhibit E.
13.   Guaranty Information:

      This lease      is   X    is not (check one) guaranteed by others. The name and
                 -----   ------
      title of each guarantor is shown below a and on the signature page(s) at the end of this lease.

14.   Lessee Signature Requirements:

      Lessee is (X) a corporation (check one).

      Such partnership, joint venture, unincorporated association, or corporation is organized or chartered under the laws of the State of Delaware.
                                                              ---------

      Lessee's name stated at the beginning of this lease (    ) is or (X) is not an assumed name.  If so, has an
      assumed name certificate been received?        Yes        No
                                               -----      -----

15.   Broker Information:

a)    Listing Broker:                               Jeff Henley/The Kucera Company
                                                    ------------------------------
b)    Leasing Co-Broker and Company:                Keith Zimmerman
                                                    ------------------------------
c)    Tenant Rep letter attached:                        Yes        No           %
                                                    -----     -----        -----
d)    Written agreement for renewal commission:          Yes        No     _____ %
                                                    -----     -----

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

16.   Signatures:

       LESSOR                                LESSEE


       David B. Barrow, Jr.                  Vignette Corporation
       -----------------------------------   -------------------------------
       Printed name of company or firm       Printed name of company or firm


       David B. Barrow, Jr.                  Ross Garber
       -----------------------------------   -------------------------------
       Printed name of person signing        Printed name of person signing


            /s/  David B. Barrow, Jr.             /s/  Ross Garber
       -----------------------------------   -------------------------------
       Authorized Person's Signature         Authorized Person's Signature


       Owner                                 President
       -----------------------------------   -------------------------------
       Title of person signing               Title of person signing


       7/1/96                                6/26/96
       -----------------------------------   -------------------------------
       Date signed (must be filled in)       Date signed (must be filled in)



       GUARANTOR                             LESSEE


       -----------------------------------   -------------------------------
       Printed name of company or firm       Printed name of company or firm


       -----------------------------------   -------------------------------
       Printed name of person signing        Printed name of person signing


       -----------------------------------   -------------------------------
       Authorized Person's Signature         Authorized Person's Signature


       -----------------------------------   -------------------------------
       Title of person signing               Title of person signing


       -----------------------------------   -------------------------------
       Date signed (must be filled in)       Date signed (must be filled in)



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

                             INDEX TO OFFICE LEASE
                        DAVID B. BARROW JR. (Lessor) and
                          VIGNETTE CORPORATION (Lessee)



SECTION    TITLE                                                     Lease Page

1.1        The leased premises.................................................3
1.2        Use.................................................................3
1.3        Usable area.........................................................3
1.4        Rentable area.......................................................3
2.1        Base rent and additional rents......................................3
3.1        Date and place of payment...........................................3
3.2        Late payments.......................................................4
3.3        Security deposit....................................................4
4.1        Term, possession, and anniversary...................................4
4.2        Acknowledgment of lease.............................................4
4.3        Delivery of possession..............................................4
5.1        Tenant finish-out...................................................4
6.1        Quiet possession....................................................4
7.1        Utilities and services by lessor....................................5
7.2        Utilities and services by lessee....................................5
7.3        Interruption of utilities or services...............................5
7.4        Extra electricity...................................................5
7.5        Extra heating or air conditioning...................................5
8.1        Maintenance and repairs by lessor...................................5
8.2        Maintenance and repairs by lessee...................................6
8.3        Telecommunications..................................................6
9.1        Access, keys, locks and security....................................6
9.2        Parking.............................................................6
10.        Occupancy, nuisance, and hazards....................................7
11.1       Taxes...............................................................7
12.1       Insurance...........................................................7
12.2       Waiver of subrogation...............................................8
12.3       Hold harmless.......................................................8
13.1       Alterations by lessee...............................................8
13.2       Americans with disabilities act.....................................8
14.1       Removal of property by lessee.......................................9
15.1       Subletting and assignments..........................................9
16.1       Destruction by fire or other casualty...............................9
17.1       Condemnation........................................................9
18.1       Default by lessor..................................................10
19.1       Default by lessee..................................................10
20.1       Lien for rent......................................................11
21.1       Attorney's fees, interest, and other expenses......................11
22.1       Nonwaiver..........................................................12
23.1       Building rules.....................................................12
24.1       Transfer of ownership by lessor....................................12
25.1       Mortgages..........................................................12
26.1       Surrender of premises..............................................12
27.1       Holding over.......................................................12
28.1       Signs and building name............................................13
28.2       Relocation of lessee...............................................13
29.1       Notices............................................................13
30.1       Estoppel certificate...............................................13

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                                                                         -------

31.1       Successors.........................................................13
31.2       Lease agent commissions............................................13
32.1       Building operating expense.........................................13
33.1       Representations and warranties by lessor...........................13
34.1       Representations and warranties by lessee...........................14
35.1       Place of performance...............................................14
36.1       Miscellaneous......................................................14
37.1       Special conditions.................................................14
38.1       Exhibit list.......................................................14
39.1       Lease dates and authority to sign..................................15


                                                                    Exhibit Page

Exhibit A       Floor Plan of Lessee's Office Space (paragraph 1.1)...........16
Exhibit B       Legal Description of Office Building (paragraph 1.1)..........17
Exhibit C       Building Operating Expense Passthrough Calculations
                (paragraphs 2.1 and 32.1).....................................18
Exhibit D       Acknowledgment of Lease (paragraph 4.2).......................20
Exhibit E       Construction by Lessor (paragraph 5.1)........................22
Exhibit F-1     Office Parking Rules (paragraph 9.2)..........................24
Exhibit F-2     Office Building Rules (paragraph 9.2 and 23.1)................29
Exhibit G       Estoppel Certificate (paragraph 30.1).........................27
Exhibit H       Office Lease Guaranty (paragraph 37.1)........................29
Exhibit I       Certificate Of Corporate Resolution
                Authorizing Lease or Guaranty (paragraphs 37.1 and 39.1)......31
Exhibit J       Special Conditions (paragraph 37.2) Financial
                Statement requirement.........................................33
Exhibit K       Hazardous Materials Statements................................34
Exhibit L       Acknowledgement of Receipt of Agency Disclosure...............35
Exhibit M       Renewal Option................................................37
Exhibit N       Right of First Refusal........................................38


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

                                  OFFICE LEASE

                               ONE FAR WEST PLAZA
                               ------------------

This is a Lease Agreement made and entered into between Lessor Name Specified in
                                                        ------------------------
Basic Lease Information #2, as "Lessor", and Lessee Name Specified in Basic
--------------------------                   ------------------------------
Lease Information #5, as "Lessee", whether one or more.
--------------------

1.1 THE LEASED PREMISES. Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor the "Leased Premises" which consists of "Lessee's Office Space" and "Common Areas" as defined below.

                       (a) LESSEE'S OFFICE SPACE. "Lessee's Office Space", to which Lessee shall have exclusive use rights, consists of suite(s) Specified in
                                                                   ------------
Basic Lease Information #3, representing the office space outlined and shaded
--------------------------
on the floor plan contained in Exhibit A. Such space is located in the building on a tract of land, legally described by lot and block or metes and bounds in Exhibit B. The street address of the building is Specified in Basic Lease
                                                 ------------------------
Information #1.
---------------

                       (b) COMMON AREAS. The "common area", to which Lessee shall have non-exclusive use rights, consists of (1) the interior common area located in the above described building, i.e., areas normally accessible to tenants such as the hallways, stairwells, elevators, lobby, restrooms, and snack bar areas, and (2) the exterior common area located outside the building on the above described land, i.e., loading areas, sidewalks, driveways, parking garage, parking areas, and other open areas (if any), subject to paragraph 9.2 on parking.

1.2 USE. Lessee's office space may be used only for any legal purposes. The name of Lessee's business is Specified in Basic Lease Information #5.
                              ---------------------------------------

1.3 USABLE AREA.  Lessee's approximate "usable area" is Specified in Basic
                                                        ------------------
Lease Information #4.  It is the office space outlined and shaded in Exhibit A.
--------------------
Such areas is measured from the interior of the exterior walls and the exterior glass lines of the building to the middle of the remaining perimeter walls of the office space. This is in accordance with the BOMA International Standard of Floor Measurement.

1.4 RENTABLE AREA.  Lessee's approximate "rentable area" is Specified in Basic
                                                            ------------------
Lease Information #4.  It consists of Lessee's "usable area" as defined above,
--------------------
plus Lessee's prorata share of the building common areas as set forth in Basic
                                                                      --------
Lease Information #4.  Building common areas are defined in all corridors,
--------------------
restrooms, snack bars, building equipment rooms, telephone closets, janitor closets, enclosed lobby, entrance areas, and other public areas in the building, excluding elevator shafts, stairwells, vertical chases, and enclosed parking areas. This is in accordance with the BOMA International Standard of Floor Measurement.

2.1 BASE RENT AND ADDITIONAL RENTS. Lessee shall pay to Lessor a "base rent" Specified in Basic Lease Information #7 per calendar year, which amounts to the
---------------------------------------
sum(s) Specified in Basic Lease Information #7 per calendar month.  Such base
       ---------------------------------------
rent is equivalent to the sums Specified in Basic Lease Information #7 per
                               ---------------------------------------
square foot per year for Lessee's rentable area. The base rent is subject to adjustment as provided in paragraph 32.1. Additional rent (representing Lessee's prorata share of building operating expenses over the expense stop
                                                      ---------------------
Specified in Basic Lease Information #8 shall be paid in accordance with
---------------------------------------
paragraph 32.1. Building operating expenses up to such expense stop amount shall be paid by Lessor. After 1996, controllable expenses will be capped at 6% (cumulative) per year.

3.1 DATE AND PLACE OF PAYMENT.  The monthly rent and one-twelfth of Lessee's
                                                 ---------------------------
share of estimated building operating expenses under paragraph 32.1 shall be due
-------------------------------------------------------------------
on the first day of each calendar month without demand. Partial months shall be prorated. All rent and other sums are due in the county where the building is located at the address designated by Lessor from time to time. All sums due by Lessee are without right of setoff or deduction. Monies mailed are considered timely paid only if received by Lessor by the due date; however rents postmarked
                    --------
one or more days before due date and received after the due date shall be considered as timely received by Lessor. Rent and late payment charges shall be paid without notice or demand. All other sums shall be due upon delivery of written notice in accordance with paragraph 29.1.

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

3.2 LATE PAYMENTS. If any rent payment or other sum due by Lessee to Lessor is received and accepted by Lessor later than five (5) days after its due date, Lessee shall pay a late charge of 5% of such rent payment or other sum plus 1% thereof for each day thereafter (for up to 15 days) until such rent or other sum is paid. Late charges shall be considered liquidated damages for Lessor's time inconvenience and overhead (except for attorneys fees and litigation costs) in collecting late rent. Lessor's acceptance of late rent or other sum shall not constitute permission for Lessee to pay the rent or other sum late thereafter and shall not constitute a waiver of Lessor's remedies for subsequent late payments. Late payment charges are due immediately upon notice or demand. All payments shall be by check or money order on a local bank, not cash. For each returned check, Lessee shall pay all applicable bank charges incurred by Lessor plus $50.00. Payments of any kind received by Lessor on behalf of Lessee may be applied at Lessor's option to nonrent items first, then to rent. Payment of rent by Lessee shall be an independent covenant. If Lessee has not timely paid rentals and other sums due on two or more occasions, or if a check from Lessee is returned for insufficient funds or no account, Lessor may for the next 12 months require that all rent and other sums be due be paid by cashier's check, certified check, or money order, without prior notice.

3.3 SECURITY DEPOSIT. At the time of execution of this lease, Lessee shall deposit with Lessor cash in the sum Specified in Basic Lease Information #10 to
                                    ----------------------------------------
secure performance of Lessee's obligations under this lease. Lessor shall have a lien on the security deposit for that purpose. If Lessee fails to pay rent or other sums when due under this lease, Lessor may apply any cash security deposit toward amounts due and unpaid by Lessee. Lessee shall immediately restore the security deposit to its original amount after any portion of it is applied to amounts due and unpaid by Lessee.

4.1 TERM, POSSESSION, AND ANNIVERSARY. The initial lease term shall be for the number of full calendar months from commencement date, plus the remainder of the last month. The commencement date of this lease shall be the later of (a) the date Specified in Basic Lease Information #6, (b) the date Lessee opens for
     ---------------------------------------
business in Lessee's office space, or (c) five (5) days after Lessor delivers possession of Lessor's office space to Lessee and give Lessee written notice that Lessor's work (as described in Exhibit E) is substantially complete. Lessor's anticipated delivery date of possession is July 11, 1996. If Lessor
                                                    -------------
delays in delivering possession of Lessee's office space as shown on Exhibit A, the commencement and anniversary dates shall be delayed in accordance with Exhibit D. See Exhibit J, Special Conditions, Paragraph 2.

4.2 ACKNOWLEDGMENT OF LEASE.  Upon commencement of this lease, Lessor and
Lessee shall execute a recordable acknowledgement of this lease which is attached as Exhibit D and which will confirm the commencement date, ending date, annual anniversary date of the lease, and approximate square footage in Lessee's office space.

4.3 DELIVERY OF POSSESSION. Lessor shall deliver keys and/or access cards or codes and possession of Lessee's office space to Lessee on the lease commencement date stated in paragraph 4.1 unless otherwise agreed in writing by the parties. Lessee shall not be liable for rent until Lessor delivers possession of the leased premises to Lessee. If there is a delay in delivery of possession, rent shall be abated until Lessee's office space is ready for occupancy; and neither Lessor nor Lessor's agents shall otherwise be liable for any damages; and the lease shall not terminate. Internal construction shall, to the extent "readily achievable", comply with the state and federal architectural barrier standards.

5.1 TENANT FINISH-OUT.  (Check one):

           (a)  Lessor shall provide no tenant finish-out or improvements since
     ----
     Lessee has taken Lessee's office space "as is".

      X    (b)  Lessor shall perform any special construction described in
     ----
     Exhibit E. Costs of tenant finish-out or special construction shall be paid for pursuant to such exhibit.

6.1 QUIET POSSESSION. If Lessee is current and in compliance with all of Lessee's obligations under this lease, Lessee shall be entitled to peaceful and quiet possession and enjoyment of Lessee's office space, subject to the terms and conditions of this lease. Lessee shall have access to the building parking garage, if applicable and common parking areas at all times, subject to parking fees and the rules referred to in paragraphs 9.2 and 23.1. Lessor shall make diligent efforts to have all other tenants in the building comply with building rules. Otherwise, failure of other

                                    Page 4
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                                                                         -------
tenants to comply with such rules shall not be considered a default by Lessor. Construction noise or vibrations shall not be considered a default by Lessor.

7.1 UTILITIES AND SERVICES BY LESSOR. Except where otherwise stated in this lease, Lessor shall pay for and furnish in a timely and diligent manner to Lessee the following utilities (subject to Lessee being required to pay for same directly to the utility provider) and services and no others, subject to paragraph 32.1 regarding Lessee's payment of Lessee's prorata share of building operating expenses.

               (a) air conditioning and heating as reasonably required for comfortable use and occupancy under normal office conditions from 7:00 a.m. to 7:00 p.m. on Monday through Friday, and from 8:00 a.m. to 1:00 p.m. on Saturday upon request, but not on Sunday, New Year's Day, Memorial Day, July 4/th/, Labor Day, Thanksgiving or Christmas and after 6:00 p.m. on Christmas Eve and New Year's Eve so long as these times and dates comply with present and future governmental laws or guidelines, including utilities such as electricity, gas, and water necessary for operation of same;
               (b) water and wastewater services for common area;
               (c) janitorial and cleaning services for the building five days a week;
               (d) electricity for standard office equipment and lighting;
               (e) trash collection services (dumpster or garbage cans);
               (f) pest control services as needed in the reasonable judgment of Lessor;
               (g) landscaping and parking lot maintenance services;
               (h) repair and maintenance services pursuant to paragraph 8.1;
               (i) replacement of fluorescent light bulbs and ballasts in building standard lighting fixtures (but not incandescent light bulbs for nonstandard fixtures or for Lessee's lamps); and
               (j) elevator service, if there is an elevator in the building.

7.2 UTILITIES AND SERVICES BY LESSEE. If applicable, Lessee shall pay for all utilities and services not expressly furnished by Lessor under paragraph 7.1.

7.3 INTERRUPTION OF UTILITIES OR SERVICES. Temporary interruption or malfunction of utilities, services, and/or telephones shall not render Lessor liable for damages, rent abatements, or release of any Lessee obligation. Lessor shall use diligent efforts to have such utilities and services restored as soon as reasonably possible. Lessee shall have the right to terminate this Lease if an interruption in the utilities or services continues for five (5) consecutive days, and such interruption is determined to be the result of the negligence or willful misconduct of Lessor or its agents or employees.

7.4 EXTRA ELECTRICITY. There shall be no extra electricity charges for typewriters, computers, servers, facsimile machines, word processors, dictating equipment, adding machines, desk top calculators, lamps, or other standard 110 volt office equipment. However, Lessee shall pay Lessor monthly, as billed, for charges which are separately metered or which Lessor may reasonably compute for electricity utilized by Lessee for the following purposes: x-ray machines, hotplates, electric heaters, 220 volt equipment, mainframe computers, or other electrical service not standard for the building.

7.5 EXTRA HEATING OR AIR CONDITIONING. If Lessee requests air conditioning or heating after the hours as set forth in paragraph 7.1(a), Lessor may charge Lessee the lower of the same extra hourly fee charged by Lessor for after- hour conditioning or heating to other tenants in the building or $5.00 per hour during the term and any renewal.

8.1 MAINTENANCE AND REPAIRS BY LESSOR. Lessor shall repair and/or replace, as needed, the following items as a building expense under paragraph 32.1, so long as they are building standard items: light bulbs, ballasts, and fixtures, plumbing; hardware; appliances; doors; and wall and window coverings. Lessor shall use diligence to provide for the reasonable cleaning, maintenance, repair, reconnection of interrupted utilities or services, and landscaping of common areas, subject to any reimbursement obligations of Lessee under paragraph 8.2. Lessor may rekey at any time. Lessor may temporarily close any part of the common facilities if reasonably necessary for repairs or construction. Repairs and maintenance shall be in accordance with applicable governmental requirements. Lessor shall not change the Common Areas in a manner which materially or unreasonably interferes with the

                                    Page 5
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

Lessee's use of the Premises or allow any person or entity other than tenants of the building and Lessee and their respective agents, employees, customers, licensees, and invitees, to use the Common Area.

8.2 MAINTENANCE AND REPAIRS BY LESSEE. Lessee shall promptly reimburse Lessor for the cost of repairing or replacing non-building standard items and the cost of repairing or replacing damage which is caused inside Lessee's office space by Lessee, Lessee's agents, employees, family, or licensees, invitees, visitors, or customers or outside Lessee's office space by Lessee or Lessee's employee's, agents, or contractors. Lessor may require advance payment therefor prior to repair or replacement. Lessor shall have right of approval for all repairmen or maintenance personnel. Lessee shall not damage or allow other persons listed above to damage any portion of the leased premises. Lessee shall pay for replacement of all non-building standard light bulbs and for unstopping any drains or water closets in Lessee's office space. If Lessee or Lessee's workmen or contractors are permitted to repair, alter, or modify Lessee's office space, Lessee shall warrant that no mechanic or materialmen's lien shall be filed against the leases premises and that all such contractors shall provide evidence of liability insurance as required by Lessor. All such work shall be in accordance with applicable governmental requirements.

8.3 TELECOMMUNICATIONS. All telecommunications equipment necessary to serve Lessee shall be located in Lessee's office space and paid for by Lessee, or, at Lessor's option and at Lessee's expense, in a lockable enclosure in a common area location designated by Lessor. Lessee may not require Lessor to install or allow others to install telecommunication lines or equipment elsewhere in the building. Lessee expressly waives any rights to require same under any circumstances. Lessor agrees to and acknowledges that Lessee will use the existing telephone and computer system left by the previous tenant and that such telecommunication equipment will continue to be located in the Common area.

9.1 ACCESS, KEYS, LOCKS AND SECURITY. (a) Access. Lessee shall have access to Lessee's office space at all times. Lessor shall have access to Lessee's office space at reasonable times for reasonable business purposes upon 24 hours prior notice to Lessee except notice shall not be necessary in the event of an emergency threatening life or property or the lawful exercise of Lessor's remedies in case of default by Lessee. Lessor may show Lessee's office space ninety (90) days before the lease expiration date or the date Lessee gives notice to vacate, whichever is earlier. Lessee shall have the right to escort prospective tenants through Lessee's office space. Lessee has the right to refuse access to their space to a direct competitor.

               (b) Keys. Lessor shall furnish Lessee up to five (5) keys or access codes or cards for Lessee's office space, up to five (5) keys or access codes or cards for the main exterior entry doors of the building if such door is locked after hours, and two (2) keys or access codes or cards to Lessee's mailbox in the building. An initial deposit of $10.00 shall be charged for each mailbox key and office key, or access card. Additional or replacement keys or access codes or cards shall be furnished at the same deposit charged to all other tenants in the building at the time of Lessee's request. Lessor shall not be liable for risk of loss resulting from Lessee's keys, access codes, or cards being stolen, lost or used by unauthorized persons. Lessor reserves the right to rekey or charge locks for security reasons if new keys are timely furnished to Lessee. Lessor shall re-key the space prior to Lessee occupancy.

               (c) Locks. Lessee may not add locks, change locks, or rekey locks without written permission of Lessor. Locks may be changed at Lessee's request and expense. If locks to the office space are changed, Lessor may specify kind and brand of locks, placement, installation, master key compatibility, etc. If Lessee or any of Lessee's employees lock themselves out of Lessee's suite, said person must call a fellow-employee to gain access. Neither Lessor nor the management company personnel are authorized to unlock a door after hours except for emergency or cleaning purposes.

               (d) Security. Lessor shall have no duty to provide any security services of any kind unless expressly provided in this lease. Lessor shall not be liable to Lessee or Lessee's employees, family, customers, invitees, contractors, or agents for injury, damage, or loss to person or property caused by criminal conduct of other persons, including theft, burglary, assault, vandalism or other crimes. Lessee shall lock its office space doors when the last person leaves such office space for the day.

9.2 PARKING. (a) Lessor shall have sole control over parking. Lessor agrees to provide Lessee with at least fifty (50) surface parking spaces (based on 1:250 sf ratio) to Lessee's employees. Parking rules, if applicable, are

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contained in attached Exhibit F-1.  If vehicles are parked in violation of
Lessor parking rules or in violation of state statutes, Lessor may exercise vehicle removal remedies under Article 6701g-2 of the Texas Civil Statutes upon compliance with statutory notice. There shall be no reserved parking spaces unless agreed in writing by Lessor. If applicable, Lessee and Lessee's employees and customers shall have exclusive right to park in Lessee's assigned parking spaces which are shown on the map contained in Exhibit A.

               (a)

               (b) Lessee shall have the right to rent from Lessor, on a month-to-month basis at rates in effect from time to time, one vehicle parking space in the building's parking area (if applicable) for each 250 square feet of Lessee's rentable area as set forth in paragraph 1.4. Such parking spaces shall not be specified permanent spaces unless otherwise agreed in writing by Lessor. Lessor shall have sole control over the parking of all vehicles (including but not limited to cars, trucks, recreational vehicles, trailers, bicycles, and motorcycles) and shall designate parking areas and building service areas. Parking rules are contained in attached Exhibit F-1.

10.

               10.1 OCCUPANCY, NUISANCE, AND HAZARDS. Lessee's office space shall be occupied only by Lessee or Lessee's employees. Lessee and Lessee's agents, employees, family, licensees, invitees, visitors, and contractors shall comply with all federal, state, and local laws relating to occupancy or to criminal conduct while such persons are on the leased premises. Lessee and the persons listed above shall not (1) use, occupy, or permit the use or occupancy of the leased premises for any purpose which is directly or indirectly forbidden by such laws or which may be dangerous to life or property, (2) permit any public or private nuisance, (3) disturb the quiet enjoyment of other tenants,
(4) do anything which might emit offensive odors or fumes, (5) make undue noise or vibrations, (6) permit anything which would cancel insurance coverage or increase the insurance rate on the building or contents, or (7) otherwise damage the leased premises.

11.1 TAXES. Lessor shall be responsible for payment of all taxes and assessments against the building subject to Lessee's obligation to pay Lessor for Lessee's share thereof, on a prorata square foot basis, as additional rent pursuant to paragraph 32.1. Lessee shall timely pay all taxes assessed against Lessee's furniture, equipment, fixtures, or other personal property in Lessee's office space.

12.1 INSURANCE. Lessor and Lessee shall comply with the respective insurance obligations as set forth below:

               (a) Lessor. Lessor shall maintain (1) fire and extended coverage insurance, including vandalism and malicious mischief, on the office building, and (2) comprehensive general liability insurance. The amounts shall be as required by Lessor's mortgagee or as Lessor may deem reasonably appropriate, whichever is greater. Lessor shall have no responsibility to maintain fire and extended coverage insurance on Lessee's contents. The portion of Lessor's insurance premiums reasonably due to Lessee's acts or omissions or Lessee's special use, improvements, or tenant finish-out (over and above Lessee's normal use as contemplated in paragraph 1.1(a)) shall be paid for by Lessee.

               (b) Lessee. Lessee shall provide Lessee's own public liability insurance for its operations on the leased premises in an amount equal to the minimum "primary coverage" amount required by Lessee's insurance carrier as a condition for purchasing umbrella liability insurance by Lessee. In no event shall such coverage be less than $1,000,000. Lessee is encouraged to maintain fire and extended coverage insurance (including theft, vandalism and malicious mischief) on the contents in Lessee's office space, including fixtures, furniture, equipment, supplies, inventory, and other personal property. Such property is not covered by Lessor's insurance.

               (c) Insurance certificates. Lessee shall provide Lessor with a certificate of Lessee's insurance or a copy thereof as required above within 7 days after Lessee initially occupies Lessee's office space or any portion thereof. Lessor and Lessor's managing agent (if any) shall be named as additional insureds on Lessee's liability insurance policy. Upon written request by Lessor, changes in the name of Lessor or Lessor's managing agent shall be reflected on such certificate.

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               (d) Notice from Lessee's Insurance Carrier. All policies of insurance to be provided by Lessee shall contain a provision (to the extent legally permitted) that the insurance company shall give Lessor 10 days' written notice to Lessor, in advance of (1) any cancellation or non-renewal of the policy, (2) any reduction in the policy amount, and (3) any deletion of additional insureds.

       12.2 WAIVER OF SUBROGATION. (a) If waiver of subrogation is not contained in the form language of the insurance policy, Lessor and Lessee may require that the other party's fire, casualty, or liability insurance policy contain a waiver of subrogation clause. FOR PURPOSES OF WAIVER OF SUBROGATION, LESSOR AND AGENTS FROM ANY CLAIMS FOR BASED ON NEGLIGENCE OR OTHERWISE, FOR LOSS, DAMAGE, OR INJURY WHICH OCCUR HEREAFTER AND ARE INSURED AGAINST UNDER INSURANCE POLICIES CARRIED BY LESSOR AND/OR LESSEE. The foregoing shall not apply to losses, damages, or injuries that are in excess of policy limits or that are not covered due to a deductible clause in the policy.

               (b) Upon written request, Lessor and Lessee shall furnish to each other copies of the policies of insurance referred to in this lease, including any waiver of subrogation, or satisfactory evidence of same.

       12.3 HOLD HARMLESS. Lessee shall indemnify Lessor for and shall hold Lessor harmless from all fines, claims, liabilities, and suits (including costs and expenses of defending against same) resulting from any breach of nonperformance of the lease by Lessee or Lessee's agents, employees, family, licenses, or invitees. Lessor shall indemnify Lessee for and shall hold Lessee harmless from all fines, claims, liabilities, and suits (including costs and expenses of defending against same) resulting from any breach or nonperformance of the lease by Lessor or Lessor's agents, employees, family, licensees, or invitees. Lessor and Lessee shall not be liable to the other or the other's agents, employees, family, licensees, or invitees. Lessor and Lessee shall not be liable to the other or the other's agents, employees, or family for any damage or personal property resulting from any act, omission, or negligence of any other tenant, visitor, or occupant of the office building.

13.1 ALTERATIONS BY LESSEE. Lessee may not make any alterations, improvements, doorlock changes, or other modifications of any kind to the leased premises without Lessor's written consent, which shall not be unreasonably withheld. Consent for governmentally required changes may not be unreasonably withheld. "Alterations" include but are not limited to improvements permanently attached to the building, structural changes, roof and wall penetrations, and all plumbing, electrical, and HVAC changes. Requests for Lessor's approval shall be in writing and shall be detailed to Lessor's reasonable satisfaction. The foregoing shall be done only by approval by Lessor in writing, which shall not be unreasonably withheld. Lessee shall pay in advance for any requested alterations, improvements, lock changes, or other modifications which are approved and performed by Lessor. If same are performed by Lessee with Lessor's permission, Lessee shall not allow any liens to be placed against the buildings as a result of such additions or alterations. Alterations, improvements, and modifications done at Lessee's request shall comply with all applicable laws. Changes in Lessee's alterations or improvements in Lessee's space which may be later required by governmental action shall also be paid for by Lessee if the requirements of the government are unique to the Lessee. Lessee shall have no obligation to restore the premises at the end of the lease term unless Lessor specifies at the time that the plans are originally approved.

13.2 AMERICANS WITH DISABILITIES ACT. Lessor shall be responsible for any requirements under the Americans with Disabilities Act or similar state or local laws as relate to any common area entrance and exit doorways and elevators and any doors into Lessee's office space and to structural building items that Lessor is required to maintain under the terms of this lease. Lessor agrees to indemnify Lessee for any liability Lessee shall incur as a result of Lessor's failure to comply with the provisions of this paragraph. Lessee agrees to cooperate fully with Lessor to enable Lessor to timely comply with the provisions of this paragraph and to immediately forward to Lessor any notice Lessee receives regarding complaints, injuries, or claims by anyone claiming that those items which are the responsibility of the Lessor do not comply with the provisions of the Americans with Disabilities Act. Lessee shall be responsible for any requirements under such architectural barrier laws as they relate to Lessee's use of Lessee's office space, including, but not limited to, the positioning of Lessee's furnishings within the office space. Lessee agrees to indemnify Lessor for any liability Lessor shall incur as a result of Lessee's failure to comply with the provisions of this paragraph.

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14.1     REMOVAL OF PROPERTY BY LESSEE. Lessee may remove its trade fixtures, furniture, and equipment only if (1) such removal is made prior to the end of the lease term, (2) Lessee is not in default under this lease at time of removal. Lessee shall pay all costs of removal. Lessee shall have no rights to property remaining on the leased premises after moveout. Lessee may not remove any alterations as defined in paragraph 13.1 or improvements such as wall-to-wall carpeting, book shelves, window coverings, drapes, cabinets, paneling, counters, kitchen or breakdown built-ins, shelving, wall covering, and anything else attached to the floor, walls, or ceilings. If Lessor requests in writing, Lessee shall, immediately prior to moving out, remove any alterations, fixtures, equipment, and other property installed by Lessee that are identified at the time of Lessor's plan approval must be removed. Lessee shall pay for cleaning or repairing damage, normal wear and tear excepted, caused by Lessee's removal of any property.

15.1 SUBLETTING AND ASSIGNMENTS. Lessee may not sublet, assign, pledge, or mortgage this lease and may not grant licenses, commissions, or other rights of occupancy to all or any part of the leased premises without Lessor's prior written approval which all not be unreasonably withheld or delayed. Sublessee's financial strength, reputation, personnel, and length of sublease or assignment shall be important factors in Lessor's approval. Sale, transfer, or merger of the majority of the voting shares or voting partnership interests in Lessee (if a corporation or partnership) shall be considered an assignment; likewise for issuance of treasury stock or admission of a new general partner. Lessee shall have the right with prior written notice to Lessor to sublease or assign any portion or all of their premises to subsidiary or affiliated company or to any corporate successor (upon merger or consolidation) without the consent of Lessor, however, Lessee shall not be released from liability. Lessor shall be entitled to (1) 50% of any excess between Lessee's rental per square foot under the lease and the rental per square foot under the sublease or assignment, and
(2) 50% of any other consideration flowing directly or indirectly from the sublessee or assignee to Lessee or Lessee's agents. The forgoing is in consideration of additional management performed or to be performed by Lessor under such sublease or assignment. Violation of this lease by sublessees or assignees shall be deemed a violation by Lessee. Approval by Lessor of any sublease or assignment shall not release Lessee from any obligation under this lease for all of Lessee's obligations under this lease unless otherwise specified in writing. Upon default by Lessee, any Sublessee shall pay all sublease rentals and other sums due Lessor, direct to Lessor, to be credited against sums owed to Lessor by Lessee under this lease. Unless otherwise agreed in writing, no sublease or assignment shall be valid unless (1) a copy of this lease is attached thereto, (2) the sublessee or assignee agrees in writing to be liable for all of Lessee's obligations under this lease, and (3) Lessor's written approval is attached to the sublease or assignment.

16.1 DESTRUCTION BY FIRE OR OTHER CASUALTY. (a) Total destruction, rent abatement, and restoration. If Lessee's office space is totally damaged by fire or other casualty so that it cannot reasonably be used by Lessee and if this lease is not terminated as provided in subparagraph (d) below, there shall be a total abatement of Lessee's rent and Lessee's obligation to pay office building operating expenses until Lessee's office space is restored by lessor and Lessee.

                       (b) Partial destruction, rent abatement, and restoration. If Lessee's office space is partially destroyed or damaged by fire or other hazard so that it can be only partially used by Lessee for the purposes allowed in this lease and if this lease is not terminated as provided in subparagraph
(d) below, there shall be a partial abatement of Lessee's rent and Lessee's obligation to pay office building operating expenses which fairly and reasonably corresponds to the time and extent to which Lessee's office space cannot reasonably be used by Lessee.

                       (c) Restoration. Lessor' s obligations to restore shall be limited to the condition of the leased premises existing prior to the casualty. Lessor shall proceed with diligence to restore. During restoration, Lessee shall continue business to the extent practical in Lessee's reasonable judgment.

                       (d) Lease termination. If Lessee's office space or the office center is so badly damaged that restoration and repairs cannot be completed within three (3) months after the fire or casualty, then this lease may be terminated as of the date of the destruction by either Lessor or Lessee by serving written notice upon the other. Termination notice must be delivered within 30 days after the casualty.

17.1 CONDEMNATION. If the leased premises or any material portion thereof, including any portion of the parking lot is taken by condemnation and if the leased premises is thereby reasonably rendered unusable for Lessee's business use and activities, this lease shall automatically terminate as of the date title vests in the

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condemning authority pursuant to such taking or acquisition; and Lessor and
Lessee shall be relieved of all further obligations under this lease. Lessor shall be entitled to recover from the condemning authority the full amount of Lessor's interest in this lease and in the property which is taken in condemnation; provided, however, if Lessee is not in default hereunder on the day of taking or acquisition by the condemning authority, Lessee shall be allowed to recover from the condemning authority, at Lessee's own expense, the value of Lessee's remaining leasehold interest and Lessee's trade fixtures, if any, which are taken in condemnation; but not otherwise. Lessee shall be responsible for Lessee's own attorney's fees and for proving its own damages.

18.1 DEFAULT BY LESSOR. Lessee shall be entitled to recover actual damages and terminate this lease if (1) Lessor fails to pay any sum due and owing to Lessee within 7 days after written demand from Lessee, or (2) Lessor remains in default on any other obligation for 7 days after Lessee's written demand for performance. However, Lessor shall not be in default if Lessor promptly commences to cure such noncompliance and diligently proceeds in good faith to cure same after receiving written notice of such default. If taxes and utilities are not timely paid, Lessee may pay same to the extent that it is necessary to avert foreclosure or cutoff. If Lessor fails to perform any covenant, term or condition of this lease that Lessor is obligate to perform and, as a consequence of such nonperformance, Lessee shall recover a money judgment against Lessor, such judgment shall be satisfied only out of Lessor's equity in the property. Lessor shall have no liability whatsoever for any deficiency, and no other property or assets of Lessor shall be subject to levy, execution or other enforcement procedures as a result of such judgment.

19.1 DEFAULT BY LESSEE. If Lessee defaults, Lessor shall have any or all remedies set forth below.

                       (a) Definition of default. the occurrence of any of the following shall constitute a default by Lessee: (1) failure to pay rent or any other sum due by Lessee under this lease within 7 days after written demand therefor by Lessor; (2) failure to vacate on or before the last day of the lease term, renewal term, or extension period; (3) failure to pay rent in advance on a daily basis in the event of unlawful holdover by Lessee; (4) acquisition of Lessee's interest in the lease by a third party by judicial or non-judicial process; or (5) failure to comply with any other provision of the lease (including rules) if such failure to comply is not cured within 30 days after receiving notice or, if compliance is not possible within 30 days, as soon as possible after delivery of written notice by Lessor to Lessee. However, Lessee shall not be in default under subclause (5) above if Lessee promptly commences to cure such noncompliance and diligently proceeds in good faith to cure same after receiving written notice of such default.

                       (b) Utilities and services. If Lessee is in default for nonpayment of rent or other sums due and if Lessee fails to pay same in full within five (5) business days after Lessor hand delivers to Lessee or to Lessee's representative written notice of Lessor's intent to terminate utilities or services which are furnished by Lessor, then Lessor may terminate such utilities or services after such five (5) business day notice period, without further notice. Lessor's right to terminate such utilities or services shall occur automatically and without notice if Lessee's rent is accelerated under subparagraph (d) below, relating to unlawful early move-out.

                       (c) Acceleration after notice of rental delinquency. If Lessee is in default for nonpayment of rent or other sums due and if Lessee fails to pay same in full within five (5) business days after Lessor delivers to Lessee or to Lessee's office space a written notice of Lessor's intent to accelerate, then all rent for the remainder of the lease term shall be accelerated, due, and delinquent at the end of five (5) business day notice period without further demand or notice. Such acceleration rights are in consideration of the rentals for the entire term being payable in monthly installments rather than in one lump sum at the beginning of the lease term. If Lessee has already vacated the leased premises, notice of acceleration may be delivered to Lessee pursuant to paragraph 29.1. Liability for additional rents accruing in the future (over and above any base rents) shall not be waived by such acceleration.

                       (d) Termination of possession. If Lessee is in default as defined in subparagraph (a) above and if Lessee remains in default for 3 days after Lessor gives notice of such default to Lessee, or if Lessee abandons the leased premises, Lessor may (with or without demand for performance) terminate Lessee's right of possession by giving five (5) business day's written notice to vacate; and Lessor shall be entitled to immediate possession without termination of Lessee's obligations under the lease. Lessor's repossession shall not be considered an election to terminate this lease unless written notice of such intention to terminate is given to Lessee

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by Lessor. Repossession may be voluntary agreement or by eviction lawsuit.
Commencement of an eviction lawsuit shall not preclude other Lessor remedies under this lease or other laws.

                       (e) Reletting costs. If Lessee is in default under this lease and if Lessor terminates Lessee's rights of possession without terminating this lease and Lessee's space is released, Lessee shall pay upon Lessor's demand the following: (1) all costs of reletting including, leasing commissions, utilities during the vacancy, advertising costs, administrative overhead, and all costs of repair, remodeling, or redecorating for replacement tenants in Lessee's office space, (2) all rent and other indebtedness due from Lessee to Lessor through the date of termination of Lessee's right of possession, and (3) all rent and other sums required to be paid by Lessee during the remainder of the entire lease term, subject to the acceleration paragraphs above.

                       (f) Mitigation by Lessor. Upon eviction or voluntary vacation of the leased premises by Lessee without the lease being terminated by Lessor, Lessor shall make reasonable efforts to relet the leased premises. After deduction of reasonable expenses incurred by Lessor, Lessee shall receive credit for any rentals received by Lessor through reletting the leased premises during the remainder of the lease term or renewal or extension period. Such deductible expenses may include real estate commissions, attorney's fees, and all other expenses in connection with reletting. Lawsuit to collect amounts due by Lessee under this lease may be brought from time to time on one or more occasions without the necessity of Lessor's waiting until the expiration of the lease term. If judgment for accelerated rents is recovered, Lessor shall give credit against such judgment for subsequent payments made by Lessee and subsequent rentals receive by Lessor from other tenants of Lessee's office space, less lawful deductions and expenses of reletting.

                       (g) Termination of lease. Lessor may terminate this lease (as contrasted to termination of possession rights only) upon default by Lessee or at any time after Lessor's lawful re-entry or repossession following default by Lessee. Lessor's agents have authority to terminate the lease only by written notice given pursuant to paragraph 29.1.

                       (h) Damages. In addition to other remedies, Lessor may recover actual damages incurred.

20.1 LIEN FOR RENT. (a) Notwithstanding anything to the contrary in this lease, Lessor's landlord lien shall be subordinate to any existing security interest and any future purchase money security interests on Lessee's personal property excepting all intellectual property, if such security interest is properly perfected and timely recorded as required by the Texas Business Code. Lessor shall cooperate in signing lien subordinations in accordance with the forgoing. Any lien subordination shall be on forms reasonably acceptable to Lessor.

                       (b) Subject to the limitations of subparagraph (a) above, Lessee gives to Lessor a contractual lien on all of Lessee's property which may be found on the leased premises to secure payment of all monies and damages owed by Lessee under the lease. Such lien also covers all insurance proceeds on such property. Lessee shall not remove such property while rent or other sums remain due and unpaid to Lessor and such property shall not be removed until all Lessee's obligations under the lease have been complied with. This lien is in addition to Lessor's statutory lien under Section 54.021 of the Texas Property Code. If Lessee is in default for nonpayment of rent or any other sums due by Lessee, Lessor's representatives may peacefully enter the leased premises and remove and store all property. If Lessor removes any property under this lien, Lessor shall leave the following information in a conspicuous place inside Lessee's office space: (1) written notice of exercise of lien, (2) a list of items removed, (3) the name of Lessor's representative who removed such items, and (4) the date of such removal. Lessor shall be entitled to reasonable charges for packing, removing, or storing abandoned or seized property, and may sell same at public or private sale (subject to any properly recorded chattel mortgage or recorded financing statement) after 30 days written notice of tie and place of sale is given to Lessee by certified mail, return receipt requested. Upon request by Lessor, Lessee shall acknowledge the above lien rights by executing a UCC-1 form or similar form reflecting same.

21.1 ATTORNEY'S FEES, INTEREST, AND OTHER EXPENSES. If Lessee or Lessor is in default and if the nondefaulting party places the lease in the hands of an attorney in order to enforce lease rights or remedies, the nondefaulting party may recover reasonable attorney's fees from the defaulting party even if suit has not been filed. In any lawsuit enforcing lease rights, the prevailing party shall be entitled to recover reasonable attorney's fees from

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the nonprevailing party, plus all out-of-pocket expenses. Trial shall be to court only; and all parties waive jury trial. All delinquent sums due by Lessor or Lessee shall bear interest at the maximum lawful rate of interest, compounded annually, from date of default until paid, plus any late payment fees. Late payment fees as set forth in paragraph 3.2 shall be considered reasonable liquidated damages for the time, trouble, inconvenience, and administrative overhead expense incurred by Lessor in collecting late rentals, such elements of damages being uncertain and difficult to ascertain. Late payment fees shall not be liquidated damages for attorney's fees or for Lessor's loss of use of such funds during the time of delinquency.

22.1 NONWAIVER. The acceptance of monies past due or the failure to complain of any action, nonaction, delayed payment, or default, whether singular or repetitive, shall not constitute a waiver of rights or obligations under the lease. Lessor's or Lessee's wavier of any right or any default shall not constitute waiver of other rights, violations, defaults, or subsequent rights, violations, or defaults under this lease. No act or omission by Lessor or Lessor's agents shall be deemed an acceptance or surrender of the leased premises, and no agreement by Lessor to accept a surrender of the leased premises shall be valid unless it is in writing and signed by a duly authorized agent of Lessor.

23.1 BUILDING RULES. Lessor's rules for the office building are attached as Exhibit F-2 and are subject to reasonable change if the changes are applicable to all tenants of the office building. Separate parking rules are contained in paragraph F-1. Lessee agrees to provide a copy of the Office Building Rules (Exhibit F-2) to each of Lessee's employees.

24.1 TRANSFER OF OWNERSHIP BY LESSOR. If Lessor transfers ownership of the office building (other than as security for a mortgage) and if Lessor has delivered to the transferee all of Lessee's security deposits and any prepaid rents, Lessor shall be released from all liability under the lease; and such transferee shall become liable as Lessor. Such right to be released of liability shall accrue to subsequent owners only if such transfer is in good faith and for consideration.

25.1 MORTGAGES. Unless otherwise provided in this lease, Lessee shall subordinate and attorn to mortgage liens how or hereafter on the office building. Lessee agrees to execute, from time to time, documentation therefor which is necessary in the reasonable judgment of Lessor. Other than the provisions already set forth in this lease, there are no special lease provisions which are required by lienholders of the office building. This lease shall be subordinate to all existing and future mortgages. However, such mortgagees may at any time subordinate their lien to this lease by filing a subordination notice to the county real property records without necessity of notice to Lessee. Lessee waives and holds any mortgagee or holder of a security interest harmless from all claims of Lessee against Lessor arising prior to such mortgagee succeeding to the Lessor's ownership interest in the property. Since a Mortgagee Nondisturbance Agreement is contemplated, any foreclosure of such mortgagee's lien shall not terminate this lease even if such lien is superior to the lease.

26.1 SURRENDER OF PREMISES. When Lessee moves out, Lessee shall surrender Lessee's office space in the same condition as on the date of lease commencement by Lessee (as changed or improved from time to time in accordance with this lease), less ordinary wear. Removal of property from the leased premises is subject to paragraph 14.1. Upon surrender, Lessee shall provide Lessor with all of Lessee's keys, access codes and cards to the Leased Premises and the combination to all safes and vaults, if any in the Leased Premises.

27.1 HOLDING OVER. If Lessee remains in possession of the leased premises after the expiration or mutually-agreed termination date of the lease, without the execution by Lessor and Lessee of a new lease or a renewal or extension of the lease, then (1) Lessee shall be deemed to be occupying the leased premises as a tenant-at-sufferance on a daily basis subject to all obligations of the lease, (2) Lessee shall pay rent for the entire holdover period at the rate of 125% of the then-current rental rate, (3) Lessee shall be subject to all other remedies of Lessor as provided in paragraph 19.1, (4) Lessee shall indemnify Lessor and/or prospective tenants for damages, including lost rentals, storage expenses, and attorney's fees, and (5) at Lessor's sole option, Lessee may extent the lease term for a period of one month at the then current rental rates for the office building, as reasonably determined by Lessor, by hand delivering written notice to Lessee or to Lessee's office space while Lessee is holding over. Holdover rents shall be immediately due on a daily basis and delinquent without notice or demand; and the prior written notice and waiting period requirements of this lease shall not be necessary in order for Lessor to exercise remedies thereunder.

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28.1     SIGNS AND BUILDING NAME. Except for standard suite signage and building directory listings, there shall be no signs, symbols, or identifying marks on or in the building, halls, elevators, staircases, entrances, parking areas, landscape areas, doors, walls, or windows without prior written approval of Lessor. If the lease term is less than twelve (12) months, the cost of initial suite signage for Lessee's space and initial directory strips shall be at Lessee's expense. All signs or lettering shall conform to the sign and lettering criteria established by Lessor. Unless otherwise stated in the rules, suite signage and building directory changes shall be done exclusively by Lessor. Unless otherwise stated in the rules, suite signage and building directory changes shall be done exclusively by Lessor and at Lessee's expense. Lessor may remove all unapproved signs without prior notice to Lessee and at Lessee's expense. Lessor may change the name of the building upon six months' written notice to Lessee.

28.2     RELOCATION OF LESSEE.

29.1 NOTICES. Whenever written notice is required or permitted under this lease, such notice shall be in writing and shall be either (a) hand delivered personally to the party being notified, (b) hand delivered to or inside such party's mailing address, or (c) delivered at such party's mailing address by certified mail, return receipt requested, postage prepaid. The mailing address of Lessor shall be the address to which Lessee normally mails or delivers the monthly rent unless Lessor notifies Lessee of a different address in writing. The mailing address of Lessee shall be Lessee's office space under this lease. However, if Lessee moves out, it shall be Lessee's last address known by Lessor. Hand delivered notice is required only when expressly required in the lease. Notice by noncertified mail is sufficient if actually received by the addressee or an employee or agent of addressee. The term "notice" shall be inclusive of notices, billings, requests, and demands.

30.1 ESTOPPEL CERTIFICATE. From time to time, upon 7 days' prior written request from Lessor, Lessee shall execute and deliver to Lessor the estoppel certificate attached as Exhibit G. The form in Exhibit G may be changed as reasonably required by a prospective purchaser or lender. If any statement in the estoppel certificate form is contrary to the facts existing at the time of execution of such form, Lessee may correct same before signing. Reasonable modifications in the form may be made as requested by a prospective lienholder or purchaser. The estoppel certificate may be conclusively relied upon by Lessor and by any prospective lienholder or purchaser of the leased premises.
If Lessee fails to comply with the foregoing by the end of such 7-day period, it shall be conclusively presumed that (1) this lease is in full force and effect without any subleases or assignments and is unamended or modified except for amendments verified by affidavit of Lessor to the prospective lienholder or purchaser, (2) no rents, security deposits, or other charges have been prepaid,
(3) the statements contained in the estoppel certificate form (Exhibit G) are correct, (4) there are no uncured defaults by Lessor, (5) Lessee has no right of offset or rescission, and (6) any prospective purchaser or lienholder may conclusively rely on such silence or noncompliance by Lessee and may conclusively assume no Lessor defaults within the 120 days following Lessee's receipt of Lessor's request for an estoppel certificate.

31.1 SUCCESSORS. This lease shall bind and inure to the benefit of the parties, any guarantors of this lease, and their respective successor and assigns.

31.2 LEASING AGENT COMMISSIONS. No leasing commission shall be due by Lessor to any leasing agent unless in writing. Commission agreements executed by Lessor shall be binding upon subsequent building owners if the tenant of the lease in question is in possession at the time of transfer of building ownership.

32.1 BUILDING OPERATING EXPENSE. In addition to the monthly base rent in paragraph 2.1, Lessee shall pay additional rent on a monthly basis, equivalent to Lessee's prorata share of actual building operating expenses as per Exhibit
C. Lessee's responsibility for payment of building operating costs shall be subject to the expense stop referred to in Basic Lease Information #8.
                                           --------------------------

 33.1 REPRESENTATIONS AND WARRANTIES BY LESSOR. Lessor warrants that Lessor is the sole owner of the land and improvements comprising the office building and that Lessor has full right to enter into this lease. Lessor's duties and warranties are limited to those expressly stated in this lease and shall not include any implied duties or implied warranties, now or in the future. No representations or warranties have been made by Lessor other than those expressly contained in this lease.

                                    Page 13
                                                                  Lessor /s/ DB
                                                                         -------
                                                                  Lessee /s/ RBG
                                                                         -------

34.1 REPRESENTATIONS AND WARRANTIES BY LESSEE. Lessee warrants to Lessor that (1) the financial statements of Lessee heretofore furnished to Lessor are true and correct to the best of Lessee's knowledge, (2) there has been no significant adverse change in Lessee's financial condition since the date of the financial statements, (3) the financial statements fairly represent the financial condition of Lessee upon those dates and at the time of execution hereof, (4) there are no delinquent taxes due and unpaid by Lessee, and (5) Lessee and none of the officers or partners of Lessee (if Lessee is a corporation or partnership) have ever declared bankruptcy. Lessee warrants that Lessee has disclosed in writing to Lessor all lawsuits pending or threatened against Lessee, and Lessee has made no material misrepresentation or material omission of facts regarding Lessee's financial condition or business operations. All financial statements must be dated and signed by Lessee. Lessee acknowledges that Lessor has relied on the above information furnished by Lessee to Lessor and that Lessor would not have entered into this lease otherwise.

35.1 PLACE OF PERFORMANCE. Unless otherwise expressly stated in this lease, all obligations under this lease, including payment of rent and other sums due, shall be performed in the country where the office building is located, at the address designated from time to time by Lessor.

36.1 MISCELLANEOUS. This lease contains the entire agreement of the parties. NO OTHER WRITTEN OR ORAL PROMISES OR REPRESENTATIONS HAVE BEEN MADE, AND NONE SHALL BE BINDING. This lease supersedes and replaces any previous lease between the parties on Lessee's office space, including any renewals or extensions thereunder. Except for reasonable changes in written rules, this lease shall not be amended or changed except by written instrument, signed by both Lessor and Lessee. LESSOR'S AND LESSEE'S AGENTS DO NOT AND WILL NOT HAVE
                                  ------------
AUTHORITY TO (1) MAKE EXCEPTIONS, CHANGES OR AMENDMENTS TO THIS LEASE, OR FACTUAL REPRESENTATIONS NOT EXPRESSLY CONTAINED IN THIS LEASE, (2) WAIVE ANY RIGHT, REQUIREMENT, OR PROVISION OF THIS LEASE, OR (3) RELEASE LESSEE FROM ALL OR PART OF THIS LEASE, UNLESS SUCH ACTION IS IN WRITING AND SIGNED BY BOTH PARTIES TO THIS LEASE. Multiple lessees shall be jointly and severally liable under this lease. Notices, requests, or agreements to, from, or with one of multiple lessees shall be deemed to be to, from, or with all such Lessees.
Under no circumstances shall Lessor or Lessee be considered an agent of the other. Nonsubstantial errors in space footage calculations shall entitle the parties to correct the rental figures in the lease and adjust rentals previously paid to present Owner accordingly, but not to terminate the lease. The lease shall not be construed against either party more or less favorably by reason of who drafted the lease or changes in the lease. Texas law applies. If any date of performance or exercise of a right ends on a Saturday, Sunday, or state holiday, such date shall be automatically extended through the next business day. Time is of the essence; and all performance dates, time schedules, and conditions precedent to exercising a right shall be strictly adhered to without delay except where otherwise expressly provided. If any provisions of this lease is invalid under present or future laws, the remainder of this lease shall not be affected.

37.1 SPECIAL CONDITIONS. Additional provisions of this lease are set forth in Exhibit J.

38.1 EXHIBIT LIST. The exhibits attached to this lease are listed below. All exhibits are a part of this lease except for those which have been lined out or which have been shown below as omitted.

     Exhibit A       Floor Plan of Lessee's Office Space (paragraph 1.1)
     Exhibit B       Legal Description of Office Building (paragraph 1.1)
     Exhibit C       Building Operating Expense Passthrough Calculations
                     (paragraphs 2.1 and 32.1)]
     Exhibit D       Acknowledgements of Lease (paragraph 4.2)
     Exhibit E       Construction by Lessor (paragraph 5.1)
     Exhibit F-1     Parking Rules (paragraphs 9.2 and 23.1)
     Exhibit F-2     Building Rules (paragraph 23.1)
     Exhibit G       Estoppel Certificate (paragraph 30.1)
     Exhibit H       Lease Guaranty (paragraph 37.1)
     Exhibit I       Corporate Resolution Authorizing Lease or Guaranty
                     (paragraphs 37.1 and 39.1)
     Exhibit J       Special Conditions (paragraph 37.2)
     Exhibit K       Hazardous Materials Statement

                                    Page 14
                                                                  Lessor /s/ DB
                                                                         -------
                                                                  Lessee /s/ RBG
                                                                         -------

     Exhibit L       Acknowledgment of Receipt of Agency Disclosure
     Exhibit M       Renewal Option
     Exhibit N       Right of First Refusal

39.1     LEASE DATES AND AUTHORITY TO SIGN.  The "identification" date of this lease is the 20/th/ day of June 1996 (the same date as at the top of Basic
                  ------        ---------
Lease Information). The "effective date" on which this lease becomes binding is the date on which the lease has been signed by Lessor, Lessee, and any guarantors. The names and signatures of all parties are shown below; and all persons signing have been duly authorized to sign. IF LESSEE IS A CORPORATION,
                                                    --
A CORPORATE RESOLUTION AUTHORIZING LESSEE TO EXECUTE THIS LEASE IS ATTACHED AS
EXHIBIT I.  Corporate seals are unnecessary under Texas law.

LESSOR                                                     LESSEE

DAVID B. BARROW, JR.                                       VIGNETTE CORPORATION
---------------------------------------------------------  ---------------------------------------------------
Printed name of company or firm (if applicable)            Printed name of company or firm (if applicable)

DAVID B. BARROW, JR.                                       ROSS GARBER
---------------------------------------------------------  ---------------------------------------------------
Printed name of person signing                             Printed name of person signing

     /s/ David B. Barrow, Jr.                              /s/ Ross Garber
---------------------------------------------------------  ---------------------------------------------------
Signature                                                  Signature

OWNER                                                      PRESIDENT
---------------------------------------------------------  ---------------------------------------------------
Title of person signing (if applicable)                    Title of person signing (if applicable)

7/1/96                                                     6/26/96
---------------------------------------------------------  ---------------------------------------------------
Date signed (Please initial all pages and exhibits)        Date signed (Please initial all pages and exhibits)


LEASING AGENT

     THE KUCERA COMPANY
---------------------------------------------------------
Printed name of company or firm (if applicable)

     STEVEN G. MCMILLON
---------------------------------------------------------
Printed name of person signing

---------------------------------------------------------
Signature

     SENIOR VICE PRESIDENT
---------------------------------------------------------
Title of person signing (if applicable)

---------------------------------------------------------
Date signed

                                    Page 15
                                                                  Lessor /s/ DB
                                                                         -------
                                                                  Lessee /s/ RBG
                                                                         -------

                                                                       EXHIBIT A


                      FLOOR PLAN OF LESSEE'S OFFICE SPACE
                          (see paragraph 1.1 of lease)

  The parties agree that the floor plan below is a true and correct diagram of
               Lessee's office space referred to in paragraph 1.1

                         One Far West Plaza, Suite 300
            10,886 usable square feet / 12,519 rentable square feet



                             [INSERT DIAGRAM HERE]




                                    Page 16                       Lessor /s/ DB
                                                                         ------
                                                                 Lessee /s/ RBG
                                                                        -------

                                                                       EXHIBIT B

                      LEGAL DESCRIPTION OF OFFICE BUILDING
                   by lot, block, subdivision, and county or
                        by metes and bounds description
                          (see paragraph 1.1 of lease)


 Lot 1, Northwest Hills, Far West Section, City of Austin, Travis County, Texas



                                    Page 17                        Lessor /s/ DB
                                                                          ------
                                                                  Lessee /s/ RBG
                                                                         -------

                                                                       EXHIBIT C
                                                                 Page One of Two


              BUILDING OPERATING EXPENSE PASSTHROUGH CALCULATIONS
                     (see paragraphs 2.1 and 32.1 of lease)


          (a) "ESTIMATED" PRORATA BUILDING OPERATING EXPENSES. On or before the beginning of each calendar year, Lessor shall calculate the estimated building operating expenses for that calendar year, according to the criteria in subparagraph (c) below. One-twelfth of Lessee's prorata share of estimated building operating expenses which are in excess of any expense stop shall be due on the first of each month as additional rent.

          (b) YEAR-END ADJUSTMENT FOR OVERPAYMENT OR UNDERPAYMENT BY LESSEE BECAUSE OF DIFFERENCES BETWEEN "ESTIMATED" AND "ACTUAL" BUILDING OPERATING EXPENSES. After each calendar year of the lease term and renewal or extension periods, Lessor shall determine the actual building operating expenses for that calendar year (1996 Operating Expenses are estimated to be $5.75/sf/yr). If it is then determined that actual building operating expenses were less than estimated expenses and that Lessee's monthly payments of estimated expenses over Lessee's expense stop figure were too much, Lessor shall promptly credit to Lessee the excess amount paid by Lessee. If it is determined that actual building operating expenses were more than estimated expenses and that Lessee's monthly payments of estimated expenses over Lessee's expense stop figure were insufficient, Lessor shall invoice Lessee for the amount of Lessee's underpayment. Payment thereof shall be due within thirty (30) days upon delivery of invoice to Lessee. Payment may be made prior to or with the next scheduled rental payment, but not later. The foregoing calculations and adjustments may also be made one or more times during the calendar year, at Lessor's option. After 1996, the controllable expense increases will be capped at six percent (6%) (cumulative) per year.

          (c) DEFINITION OF BUILDING OPERATING EXPENSES. Building operating expenses for each calendar year shall include: all ad valorem taxes, assessments and related government charges becoming due on the building and on-site personal property used in operation of the building in such period; utilities; insurance premiums for fire, extended coverage, vandalism, and liability on the building and personal property used in building management; landscape expenses; janitorial expenses; window cleaning; supplies painting, roof repairs, window replacement, and other maintenance expenses; licenses; permits; advertising; maintenance salaries and bonuses; payroll taxes; management office overhead and management fees; and all other managerial, administrative and operating expenses which are reasonably related to the operation of the building and utilities serving same. No such category shall include more than 12 months' worth of expenses. Building operating expenses shall also include the following improvements if amortized over the useful life of such improvements for IRS purposes together with interest at 12% per annum on the unamortized cost: (i) improvements to reduce operating expenses,
               (ii) improvements required by governmental agencies following completion of the building, and (iii) carpeting, floor covering, draperies, and wall coverings for the common areas of the building. Building operating expenses shall be calculated on an accrual basis in accordance with generally accepted accounting principles, consistently applied. The word "building" as referred to above shall include the building, parking areas, parking garage (if any), and common areas.

Building operating expenses shall not include: principal and interest payments on mortgages; depreciation or improvements which IRS requires to be depreciated (except as provided above); expenses of repairing damage of the type normally covered by fire, vandalism, flood, and EC insurance; any expense paid or reimbursed from insurance proceeds; costs of repairing damage for which Lessor is entitled to reimbursement from others;


                                    Page 18                        Lessor /s/ DB
                                                                          ------
                                                                  Lessee /s/ RBG
                                                                         -------

                                                                 Page Two of Two

remodeling costs for new or existing tenants; common area improvements or personal property required by other tenants to be made, purchased, or furnished to such tenants; utility and air conditioning or heating costs or other expenses which are separately billed to specific tenants; franchise and income taxes if of Lessor; leasing commissions; expenses of marketing vacant space in the building; legal fees; structural repairs to roof, foundation, and walls; asbestos removal; and installation of sprinklers, fire alarms, and smoke detector systems.

If utilities and taxes included in "Building Operating Expense" are not payable, billed or otherwise due so as to allow an accurate calculation of said factors annually, then Lessor, in its reasonable discretion, may estimate and prorate said expenses on an annual basis, and said factors shall be properly adjusted by Lessor when they actually become due and payable. Otherwise, expenses must be supported by invoices and actually paid.

        (d) DEFINITION OF PRORATA SHARE. Lessee's prorate share of estimated and actual building operating expenses is the percentage result of dividing "Lessee's rentable area" (which is set forth in Basic
                                                                           -----
               Lease Information #4) by the total rentable area in the entire
               --------------------
               building.

        (e) DELAY IN IMPLEMENTATION. At Lessor's option, adjustments may be delayed. Lessor's delay in implementing such adjustments shall not waive Lessor's right thereto, and the most recent monthly rental figures shall continue to be paid during such delay. If Lessor delays in timely calculating adjustments, such adjustments shall be retroactive to the respective date on which Lessor had a right to make such adjustment; and such delayed rent adjustments shall become due upon written notice to Lessee.

        (f) EXAMINATION OF RECORDS. Upon reasonable notice to lessor in writing, lessee may examine or audit Lessor's accounting records for building operating expenses for the year immediately preceding and other data used in calculating additional rents or rent adjustments. Examination or audit of building operating expenses for a particular year may be conducted no later than 120 days after Lessee's receipt of a reconciliation notice or statement of building operating expenses for that year. If not examined or audited within the 120 day period, such reconciliation shall be deemed as accepted and agreed to by all parties.


                                    Page 19                        Lessor /s/ DB
                                                                          ------
                                                                  Lessee /s/ RBG
                                                                         -------

                                                                       EXHIBIT D
                                                                 Page One of Two


                            ACKNOWLEDGMENT OF LEASE

                           (TO BE SIGNED AT MOVE-IN)


The undersigned parties acknowledge that the lease described below is in full force and effect and that Lessee has taken possession of the space.


     Date of lease:                             June 20, 1996
                   -------------------------------------------------------------
     Lessor:                                    David B. Barrow, Jr.
            --------------------------------------------------------------------
     Lessee:                                    Vignette Corporation
            --------------------------------------------------------------------
     Guarantor, if any (not Lessee's name):
                                           -------------------------------------
     Building name:                             One Far West Plaza
                   -------------------------------------------------------------
     Suite No.                                  300
              ------------------------------------------------------------------
     Building address:                          3410 Far West Boulevard
                      ----------------------------------------------------------
     City/County/State Zip:                     Austin / Travis / Texas / 78731
                           -----------------------------------------------------
     Legal description of property:             See Exhibit B of Lease
                                   ---------------------------------------------

The commencement date, annual anniversary date, and ending date of the initial lease term as defined in paragraph 4.1 of above lease are as follows:

     Commencement date (month, day, year):     July 1, 1996
                                          --------------------------------------
     Annual Anniversary date (month, day):     July 1
                                          --------------------------------------
     Ending date (month, day, year):           June 30, 1999
                                    --------------------------------------------

The parties acknowledge that the lease has not been amended or modified and that this acknowledgment may be filed of record with the Texas Secretary of State or the county where the building is located in order to record (1) Lessee's possession rights to the leased premises, and (2) Lessor's contractual landlord lien rights over all personal property therein and any security deposit posted by Lessee. The entire lease is hereby affirmed and incorporated herein. The lease will cease to be an encumbrance to Lessor's title if lessor files an affidavit of record, stating that Lessee no longer occupies the premises and that Lessee's right of possession has been lawfully terminated.



LESSOR                                                    LESSEE
(To be signed at move-in)                                 (To be signed at move-in)

DAVID B. BARROW, JR.                                      VIGNETTE CORPORATION
------------------------------------------------------    ---------------------------------------------------
Printed name of company or firm (if applicable)           Printed name of company or firm (if applicable)

DAVID B. BARROW, JR.                                      ROSS GARBER
------------------------------------------------------    ---------------------------------------------------
Printed name of person signing                            Printed name of person signing


------------------------------------------------------    ---------------------------------------------------
Signature                                                 Signature

OWNER                                                     PRESIDENT
------------------------------------------------------    ---------------------------------------------------
Title of person signing (if applicable)                   Title of person signing (if applicable)


------------------------------------------------------    ---------------------------------------------------
Date signed (Please initial all pages and exhibits)       Date signed (Please initial all pages and exhibits)


                                    Page 20                       Lessor /s/ DB
                                                                         ------
                                                                 Lessee /s/ RBG
                                                                        -------

                                                                 Page Two of Two


STATE OF TEXAS
COUNTY OF
          -----------------------------

This instrument was acknowledged before me on ____________________ by ________ _________________________________ on behalf of the above stated LESSOR and in the above stated capacity.



                                   ---------------------------------------------
                                   Notary Public for the State of Texas)

                                   Printed name of notary
                                                          ----------------------
                                   My commission expires
                                                         -----------------------


STATE OF TEXAS
COUNTY OF
         ------------------------------

This instrument was acknowledged before me on _____________________ by _______ ___________________________________ on behalf of the above stated LESSEE and in the above stated capacity.



                                   ---------------------------------------------
                                   Notary Public for the State of Texas)

                                   Printed name of notary
                                                         -----------------------
                                   My commission expires
                                                        ------------------------



                                    Page 21                       Lessor /s/ DB
                                                                         ------
                                                                 Lessee /s/ RBG
                                                                        -------

                                                                       EXHIBIT E


                             CONSTRUCTION BY LESSOR
                          (see paragraph 5.1 of lease)



Lessor                             David B. Barrow, Jr.
      --------------------------------------------------------------------------
Lessee                             Vignette Corporation
      --------------------------------------------------------------------------
Date of lease                      June 20, 1996
             -------------------------------------------------------------------
Office space                       Suite 300
            --------------------------------------------------------------------
Building name / address            One Far West Plaza / 3410 Far West Boulevard
                       ---------------------------------------------------------
                                   / Austin, Texas 78731
                       ---------------------------------------------------------

Lessee agrees to lease Suite 300 with the following improvements listed (below)
                             ---
or (on the attached floor plan). The cost for said improvements, including space planning fees, and construction management fees, shall not exceed $38,101.00 ($3.50/usf).
----------  ---------

Any modification to the existing improvements shall be applied against the dollar allowance and improvement costs that exceed the above-referenced allowance shall be payable by Lessor and repaid by Lessee with the payment
          -------------------
amortized over the term of the lease at nine percent (9%) interest.

If actual costs for capital improvements based on signed construction documents by Lessee are less than the above-referenced allowance, including space planning, and construction management fees, the Lessee will not receive a credit
                                                            ---
for the unspent portion of the allowance.

Improvements:  Lessor will remove all of the wallpaper and then recarpet and paint the entire space, demo up to seven walls, install a shower, re-key the locks and install a fixed object to lock one motorcycle, or more if within the dollar allowance. Lessee shall not be required to pay for (through Operating Expenses or otherwise) or make any structural changes or capital expenditures in or on the premises in order to comply with any law, ordinance, rule or regulation unless the charges or expenditures are required by Lessee's particular use of the Premises. Lessee shall have no obligation to restore the premises at the end of the lease term unless Lessor specifies at the time that the plans are originally approved.


                                    Page 22                       Lessor /s/ DB
                                                                         ------
                                                                 Lessee /s/ RBG
                                                                        -------

                                                                     EXHIBIT F-1


                         OFFICE BUILDING PARKING RULES
                          (see paragraph 9.2 of lease)

It is the desire of Lessor to maintain and operate the parking garage and parking areas in an orderly manner. The following rules apply to all tenants in the building and their agents, employees, family, licensees, invitees, visitors, and contractors unless otherwise stated. Lessor reserves the right to rescind these rules, make reasonable changes, or make other reasonable rules and regulations for the safety, care, and cleanliness of the parking garage, if applicable, and parking areas and for the preservation of good order.

     1. TRAFFIC SIGNS. All persons parking in the parking areas and parking garage shall observe posted signs and markings regarding speed, stop signs, traffic lanes, reserved parking, no parking, parking stripes, etc.

     2. LESSEE EMPLOYEE AND CUSTOMER PARKING. Lessees and their employees and customers X may or ____ may not parking without charge.
                   ---

     3. TRASH. All persons parking in the parking garage or parking areas shall refrain from throwing trash, ashtray contents, or other debris on the garage floor or parking areas.

     4. FLAT TIRES. All vehicle owners and all persons parking in the parking garage or parking areas shall be responsible for promptly repairing flat tires or other conditions of the vehicle which cause unsightliness in the reasonable judgment of lessor.

     5. REMOVAL OF UNAUTHORIZED VEHICLES. If vehicles are blocking driveways or passageways or parked in violation of these rules and regulations or state statutes, Lessor may exercise vehicle removal remedies under
          Article 6701g-1 and 6701g-2 upon compliance with statutory notice.

     6. SECURITY. Lessor shall use reasonable diligence in maintenance of existing lighting in the parking garage or parking areas. Lessor shall have no duty for additional lighting or any security measures in the parking areas, including the parking garage.

     7. PARKING OF EMPLOYEE VEHICLES. Lessor may from time to time designate specific areas in wich vehicles owned by Lessee and Lessee's employees, sublessees, assigneees, licensees, and concessionaires shall be parked. Lessee shall use best efforts to see that such vehicles are parking in such areas. Upon request by Lessor, Lessee shall furnish Lessor with a complete list of license numbers of all vehicles operated by Lessee and the above listed persons. Lessor may charge reasonable parking fees for such vehicles not parked in the designated areas.

     8. PARKING OF TRUCKS AND DELIVERY VEHICLES. Without Lessor's prior written approval, no trailers or large trucks may be parked in the parking areas except for temporary loading and unloading. Service and delivery vehicles may be parked in loading zones only when necessary.

     9. TIMELY PAYMENT OF PARKING RENT. If applicable, Lessee shall be entitled to monthly parking rights in the parking garage only upon timely payment of the then current monthly parking rent, in advance. Lessee may rent less than the allowed number of spaces. Lessee may rent more than the allowed number of spaces if available in the reasonable judgment of Lessor.

     10. CONTROL DEVICES. Lessor reserves the right to install or utilize any reasonable system of entry and exit control devices in marked loading areas.


                                    Page 23                       Lessor /s/ DB
                                                                         ------
                                                                 Lessee /s/ RBG
                                                                        -------

                                                                     EXHIBIT F-2
                                                               Page One of Three


                             OFFICE BUILDING RULES
                     (see paragraphs 9.2 and 23.1 of lease)

        LESSEE AGREES TO PROVIDE A COPY OF THESE RULES TO EVERY EMPLOYEE

It is the desire of lessor to maintain in the building the highest standard of dignity and good taste consistent with comfort and convenience for all tenants. Any action or condition not meeting this high standard should be reported directly to the building manager. Cooperation by all tenants will be sincerely appreciated. The following rules and regulations apply to all tenants in the building and their agents, employees, family, licensees, invitees, visitors, and contractors unless otherwise stated. Pursuant to paragraph 23.1 of the lease, Lessor reserves the right to rescind these rules, make reasonable modification thereto, and make other reasonable rules and regulations for the safety, care, and cleanliness of the building and for the preservation of good order.

1. DELIVERIES AND MOVEMENT OF FURNITURE. Movement into or out of the building of furniture, equipment shall be restricted to hours, stairways, and elevators designated by Lessor. Unless Lessor notifies Lessee otherwise, only the freight elevator may be used for such purposes, and such elevator may be used only during regular business hours without prior approval of Lessor. All such movement and delivery shall be under the supervision of the building manager and carried out in a manner agreed between Lessee and the building manger, by prearrangement. Prearrangement shall include time, method, routing, and any limitations imposed for reasons of safety or nondisturbance of others. The hold harmless and indemnification provisions of paragraph 12.2 shall apply to the foregoing. Lessor may require that movement of furniture or equipment which interferes with normal building traffic shall be made at hours other than normal business hours.

2. OBSTRUCTION OF PASSAGEWAYS. None of the passageways, outside entries, exterior doors, elevators, hallways, or stairway shall be locked or obstructed. No rubbish, trash, litter, or materials of any nature may be emptied or thrown into these areas. These areas may be used only for ingress and egress.

3. DOORS AND DOORLOCKS. When Lessee's corridor doors are not in use, Lessee shall use its best efforts to keep them closed on all floors where Lessee is a partial tenant on the floor. No additional locks shall be placed on any doors in Lessee's office space without written consent of Lessor. Lessee shall not change, alter, or replace locks provided by Lessor on doors in the building, except with written permission of the building manger. All necessary keys shall be furnished by lessor, and lessor shall be entitled to have a key for every door in Lessee's office space. Lessee shall surrender all keys upon termination of lessee's right of occupancy; and at such time, Lessee shall give Lessor the combination to all vaults or combination locks remaining in lessee's office space after surrender by Lessee.

4. SAFES. Safes and other heavy articles shall be carried onto the leased premises only at such items and in such manner as prescribed by Lessor. Lessor shall have the right to specify weight limitations and positioning of safes or other heavy articles. Any damage done to the building by installation, presence, or removal of a safe or other article owned or controlled by Lessee on the leased premises, shall be paid for by Lessee.

6. installation and repair work. Lessee shall refer all contractors, contractors' representatives, and installation technicians who render any service on or to Lessee's office space, to the building manager for approval and supervision before performance of any service. This provision shall apply to all work performed in the building, including installation of telephones, electrical lines, and other electrical devices where such installation affects the floors, walls, woodwork, trim, windows, ceilings, mechanical equipment, or any other part o the building. If Lessee desires telephone or other electronic connections, Lessee shall notify Lessor; and lessor shall then direct installation servicemen as to where and how wires may be introduced. Without such directions, no such installation shall be permitted.


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

                                                                     EXHIBIT F-2
                                                             Page Three of Three


7. hazardous materials. Lessee shall not place or install, on the leased premises or any part of the building, any explosive, gasoline, kerosene, oil, acids, caustics, or any other inflammable, explosive, or hazardous materials without written consent of the building manager. Lessee shall not operate electric space heaters, stoves, engines, or other equipment no typical of an office building without written consent of the building manager.

8.   PAGE 27 OMITTED

9.

10.

11.

12.

13.

14.

15.

16.

17.

18.

19.

20.

21. NOTICE OF PERSONAL INJURIES OR UTILITY OR MECHANICAL PROBLEMS. Lessee shall give prompt notice to the building manager, to the best of lessee's knowledge, of any significant accidents involving injury to persons or property, including plumbing, electrical, heating, air conditioning, stairwell, corridor, and elevator problems and/or personal injury and property damage caused thereby.

22. request by lessee. Except in emergencies, requests by Lessee shall be attended to only after written request by Lessee to the building management. Lessor's employees are not allowed to perform or do anything outside their regular duties unless pursuant to special orders from lessor. Lessee may not contract with Lessor's employees for the performance of paid or free services to Lessee. If, at the request of Lessee, lessor or Lessor's agents furnish services, goods, labor, or material to Lessee which are not required to be furnished by lessor under this lease, Lessee shall pay for same upon delivery of a written statement therefor to Lessee.

23. BUILDING ACCESS. Anyone who does not reasonably satisfy a building security guard (if any) that he has a right to enter the building may be excluded by the guard. Lessor shall not be liable for damages for any good faith error with regard to admission or exclusion from the building of any person. In case of fire, destruction, invasion, mob, riot, or other commotion, Lessor reserves the right to prevent access to the building by closing the doors or otherwise.


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

                                                                     EXHIBIT F-2
                                                             Page Three of Three


25. ELEVATORS. Lessor shall not be liable for damages from stoppage of elevators for repair, service, or improvements. Nor shall Lessor be liable for delays of any duration in connection with elevator repair, service, or improvements.

26. SMOKING. This is non-smoking building; smoking is not permitted anywhere inside the building.

27. ICE, SLEET, SNOW, OR WATER. Lessor shall have no duty to remove, in whole or in part, ice, sleet, snow, or water from parking lots, walkways, sidewalks, or stairs, regardless whether they are covered, uncovered, inside, or outside of buildings. At Lessor's option, lessor may remove such ice, sleet, snow, or water at any time, in whole or in part, with or without notice to anyone.


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

                                                                       EXHIBIT G
                                                                 Page One of Two

This form is not to be executed at time of lease execution.

                              ESTOPPEL CERTIFICATE
                         (see paragraph 30.1 of lease)


The purpose of this certificate is to confirm the current status of matters relating to the lease described below. It is for the benefit of the owner or prospective purchaser or mortgagee of the building in which the leased premises are located.


 1.  The undersigned is the Lessee under a lease between__________________, as Lessor, and _____________________, as Lessee, dated ___________________
     on leased premises locally known as the __________________________________
     building and located at _______________________, in ______________________,
     Texas. A copy of the fully executed lease and any amendments or modifications thereto are attached. There are no other modifications or amendments to the above described lease. The dates of any amendments or modifications are: (put "none" if inapplicable)
                                                     ---------------------------
                                           .
     --------------------------------------

 2. There are no unfulfilled written or verbal promises, representations, or warranties by Lessor.

 3.  There are no subleases of the leased premises or any portions thereof.

 4. The lease (together with any amendments or modifications referred to above) is in good standing and in full force and effect. Lessor is not in default. Lessee agrees to give notice of any lessor default to any purchaser or lender making written requests to Lessee for same.

 5. Except for rents (if any) which may be due under the lease for the current month, there are no rents or other charges which have been prepaid by the undersigned Lessee to lessor under the lease other than the following:

 6. The amount of security deposit currently posted by lessee with lessor is $_________ in the form of ( ) cash or ( ) an irrevocable, unconditional letter of credit issued by ____________________ in favor of Lessor which is still valid.

 7. Lessee acknowledges that the space being leased consists of __ rentalable square feet according to the lease, that the improvements to be constructed by Lessor have been satisfactorily completed, that the lease space has been accepted by lessee, that Lessee now occupies the lease space, and that the commencement date for the lease term was _________________________________.

 8. There are no rentals which are due and unpaid. Rentals are fully paid (if required by the lease) through the last day of the month in which this estoppel certificate has been executed.

 9. There are no known offsets or credits against rentals except as expressly provided by the terms of the lease. There is no known right of rescission and no known defense to Lessee's future obligations to pay the specified rentals at the times and in accordance with the lease terms. Lessee has not received any concession (rental or otherwise) or similar compensation not expressed in the lease which is presently in effect.

10. Lessee has no options or rights of refusal regarding the leased premises or additional rental space other than as set out in the lease.

11. Lessee has not: (a) made a general assignment for the benefit of creditors; and (b) commenced any case, proceeding or other action seeking reorganization, arrangement, adjustment, liquidation, dissolution, or composition of its or its debts under any law relating to bankruptcy, insolvency, reorganization, or relief of debtors; or (e) had any involuntary case, proceeding, or other action commenced against it which seeks to have an order for relief entered against it, as debtor, or seeks reorganization, arrangements, adjustment, liquidation, dissolution, or composition of its or its debts under any law relating to bankruptcy, insolvency, reorganization, or relief of debtors;

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

                                                               EXHIBIT G (cont.)
                                                                 Page Two of Two

     or (d) concealed, removed, or permitted to be concealed or removed, any part of its property, with intent to hinder, delay, or defraud its creditors or any of them, or made or suffered a transfer of any of its property which may be fraudulent under any bankruptcy, fraudulent conveyance, or similar law; or made any transfer of its property to or for the benefit of a creditor at a time when other creditors similarly situated have not been paid; or (e) had a trustee, receiver, custodian or other similar official appointed for or take possession of all or any part of its property or had any court take jurisdiction of any other of its property.

12. Lessee agrees to furnish Lessor with estoppel letters on this form within 10 days (stating the then-current facts) after written request by Lessor or subsequent owners of the building.

13. Lessee acknowledges that, upon 10 days' prior written request of lessor's mortgagee at any time after foreclosure proceedings or a deed in lieu of foreclosure, Lessee shall attorn to the mortgage or foreclosure purchaser by recognizing such new owner as Lessor under the lease provided that such purchaser shall recognize the rights of tenant under the lease as long as tenant is not in default. The agreement of Lessee to attorn shall survive any foreclosure sale or deed in lieu of foreclosure. Lessee shall, upon 10 days' written notice from lessor's mortgagee anytime before or after foreclosure sale, execute, acknowledge, and deliver to lessor's mortgagee all instruments and certificates that in the reasonable judgment of Lessor's mortgages may be necessary or proper to confirm such attornment.

14. Lessee acknowledges that this estoppel certificates and the statements therein may be conclusively relied upon by lessor and by any prospective purchaser or lien holder of the leased premises.

15. The form of this estoppel certificate may vary, depending on lender or purchaser requirements. It is agreed that this certificate may be modified to conform to reasonable requests by lenders or purchaser.

16. This agreement shall be binding upon and shall inure to the benefit of the Lessor, any present or future mortgagee, any prospective buyer or master Lessee of the property, and their successors and assigns.


Dated this _______________________ day of                     , 19  .
                                          --------------------    --


                                LESSEE
                                      ------------------------------------------
                                By
                                  ----------------------------------------------
                                Printed name of signatory
                                                          ----------------------
                                Title
                                      ------------------------------------------

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

                                                                     EXHIBIT H
                                                               Page One of Two


                             OFFICE LEASE GUARANTY
                         (see paragraph 37.1 of lease)



                                   [REDACTED]




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

                                                               EXHIBIT H (cont.)
                                                                 Page Two of Two


                                   [REDACTED]




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

                                                                       EXHIBIT I


                      CERTIFICATE OF CORPORATE RESOLUTION
                         AUTHORIZING LEASE OR GUARANTY
                    (see paragraphs 37.1 and 39.1 of lease)


The undersigned, as secretary of the corporation named below, certifies that at a special meeting of the board of directors of the corporation, duly called and held on the 26 day of June, 1996, at which a quorum of the directors were present and acting throughout, the following resolutions were unanimously adopted and are still in force and effect:


RESOLVED that the president or the vice president of the corporation shall be authorized to execute a lease for office space on behalf of the corporation described below:


Date of lease:                             June 20, 1996
              ------------------------------------------------------------------
Lessor:                                    David B. Barrow, Jr.
       -------------------------------------------------------------------------
Lessee:                                    Vignette Corporation
       -------------------------------------------------------------------------
Guarantor, if any (not Lessee's name):
                                      ------------------------------------------
Building name:                           One Far West Plaza
              ------------------------------------------------------------------
Suite No.                                  300
         -----------------------------------------------------------------------
Building address:                         3410 Far West Boulevard
                 ---------------------------------------------------------------
City/County/State Zip:                  Austin / Travis / Texas / 78731
                      ----------------------------------------------------------

RESOLVED FURTHER, that the president or vice president is authorized on behalf of the Corporation to execute and deliver to the Lessor all instruments reasonably necessary for the lease. Lessor is entitled to rely upon the above resolutions until the board of directors of the corporation revokes or alters same in written form, certified by the secretary of the corporation, and delivers same, certified mail, return receipt requested, to the Lessor. The corporation is duly organized and is in good standing under the laws of the State of Delaware, and there are no proceedings pending to forfeit the corporation's charter or right to do business in Texas. The undersigned further certifies that on the meeting date referred to above, the names and respective titles of the officers of the corporation were as follows:

/s/ Ross Garber                                               President
------------------------------------------------    ----------------------------

/s/ Neil Webber                                             Vice President
------------------------------------------------    ----------------------------

/s/ Neil Webber                                               Secretary
------------------------------------------------    ----------------------------

                                                              Treasurer
------------------------------------------------    ----------------------------

WITNESS MY HAND this 26th day of June, 1996

                                           Vignette Corporation
                                           -------------------------------------
                                           Typed name of corporation

                                           -------------------------------------
                                           Signature of secretary of corporation

                                           -------------------------------------
                                           Printed name of secretary



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

                                                               EXHIBIT I (cont.)
                                                                 Page Two of Two


STATE OF TEXAS
COUNTY OF TRAVIS

This instrument was acknowledged before me on June 26, 1996 by Neil Webber on behalf of the above stated LESSEE and in the above stated capacity.

                                     -------------------------------------------
                                     Notary Public for the State of Texas)

                                     Printed name of notary
                                                           ---------------------
                                     My commission expires
                                                          ----------------------





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

                                                                       EXHIBIT J


                               SPECIAL CONDITIONS
                (see special conditions paragraph 37.2 of lease)


The following special conditions shall apply to this lease and shall prevail on any other provisions to the contrary.

1. FINANCIAL STATEMENTS. Prior to the execution of this lease, Lessee shall, upon written request, furnish to Lessor a financial statement of Lessee's condition in a reasonably satisfactory form. All financial statements shall be originally signed and dated by Lessee or lessee's agent and be current within 90 days.

2. LEASE COMMENCEMENT. The commencement date of the lease, base rent and pass-thru shall be July 11, 1996 or the date that tenant improvements are completed and the Premises are ready for occupancy. Lessor agrees to use best efforts ensure that the commencement date will be no later than July 16, 1996.

   The terms "completed" and "ready for occupancy " shall mean the date:

   (1) selected contractor has completed the tenant improvements and other work that it is obligated to perform pursuant to the Work Letter Agreement, notwithstanding "punch list" items which do not interfere with use of the premises;

   (2) the building elevators, HVAC, utilities, plumbing service and doors and hardware for the Premises are sufficiently completed so as to enable Lessee to move in and install its furniture, fixtures, machinery and equipment in the premises and conduct normal business operations in the Premises.

   Lessee will also be allowed to install their wiring during the time that Lessor is completing Lessee improvements through coordination with the general contractor.

3. RIGHT TO TERMINATE. lessee shall have the right to terminate this Lease Agreement anytime after the twenty-fourth month with ninety (90) days written notice to Lessor and a penalty payment equal to all unamortized leasing commissions and tenant finish-out costs.

4. LESSOR'S RIGHT OF ACCESS. Lessor shall not have access to one (1) file room and one (1) computer room. Access to all other areas of Lessee's leased premises shall be as set forth in Paragraph 9.1(a).

5. EMERGENCY GENERATOR. Lessee shall have the right to construct and operate, at its expense, and in compliance with all regulations then in effect, an emergency generator within the Property. The generator shall be at a location acceptable to Lessor and Lessee, with Lessor and Lessee to use best efforts to agree on the location.

6. This lease is contingent upon Lessor's receipt of release of space from current tenant upon terms and conditions mutually agreeable to Lessor and current tenants.


                                    Page 33

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

                                                                     EXHIBIT K


                         HAZARDOUS MATERIALS STATEMENTS


Various materials utilized in the construction of any improvements to the property or in the use thereof, past or present, may contain materials that have been or may in the future be determined to be hazardous. For example, some electrical transformers and other electrical components can contain PCBs, and asbestos may have been used in a wide variety of building components such as fire-proofing, air duct insulation, acoustical tiles, spray-on acoustical materials, linoleum floor tiles and plaster. Such substances may be present on or in soils, underground water, building components or other portions of the leased premises in areas that may or may not be accessible or noticeable.

Current federal, state and local laws and regulations may require the clean-up of such hazardous or undesirable materials.

Lessor, real estate brokers, and leasing agents in this transaction have no expertise with respect to hazardous materials and have not made, nor will any of their statements constitute representations, either express or implied, regarding the existence or nonexistence of hazardous materials in or on the leased premises.


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

                                                                       EXHIBIT L
                                                                 Page One of Two

        Approved by the Texas Real Estate Commission for Voluntary Use

Texas law requires all real estate licensees to give the following information about brokerage services to prospective buyers, tenants, sellers and landlords

--------------------------------------------------------------------------------
                     Information About Brokerage Services
 -------------------------------------------------------------------------------

Before working with a real estate broker, you should know that the duties of a broker depend on whom the broker represents. If you are a prospective seller or landlord (owner) or a prospective buyer or tenant (buyer), you should know that the broker who lists the property for sale or lease is the owner's agent. A broker who acts as a subagent represents the owner in cooperation with the listing broker. A broker who acts as a buyer's agent represents the buyer. A broker may act as an immediary between the parties if the parties consent in writing. A broker can assist you in locating a property, preparing a contract or lease, or obtaining financing without representing you, a broker is obligated by law to treat you honestly.

IF THE BROKER REPRESENTS THE OWNER: The broker becomes the owner's agent by entering into an agreement with the owner, usually through a written listing agreement, or by agreeing to act as an subagent by accepting an offer of subagency from the listing broker. A subagent may work in a different real estate office. A listing broker or subagent can assist the buyer but does not represent the buyer and must place the interests of the owner first. The buyer should not tell the owner's agent anything the buyer would not want the owner to know because an owner's agent must disclose to the owner any material information known to the agent.

IF THE BROKER REPRESENTS THE BUYER: The broker becomes the buyer's agent by entering into an agreement to represent the buyer, usually through a written buyer representation agreement. A buyer's agent can assist the owner but does not represent the owner and must place the interests of the buyer first. The owner should not tell a buyer's agent anything the owner would not want the buyer to know because a buyer's agent must disclose to the buyer any material information known to the agent.

IF THE BROKER ACTS AS AN INTERMEDIARY: A broker may act as an intermediary between the parties if the broker complies with The Texas Real Estate License Act. The broker must obtain the written consent of each party to the transaction to act as an intermediary. The written consent must state who will pay the broker and, in conspicuous bold or underlined print, set forth the broker's obligations as a intermediary. The broker is required to treat each party honestly and fairly and comply with The Texas Real Estate License Act. A broker who cast as an intermediary in a transaction:

  (1)  shall treat all parties honestly;
  (2) may not disclose that the owner will accept a price less than the asking price unless authorized in writing to do so by the owner;
  (3) may not disclose that the buyer will pay a price greater than the price submitted in a written offer unless authorized in writing to do so by the buyer; and
  (4) may not disclose any confidential information or any information that a party specifically instructs the broker in writing not to disclose unless authorized in writing to disclose the information or required to do so by The Texas Real Estate License Act or a court order or if the information materially relates to the condition of the property.

With the parties' consent, a broker acting as an intermediary between the parties may appoint a person who is licensed under The Texas Real Estate License Act and associated with the broker to communicate with and carry out instruction so one party and another person who is licensed under that Act and associated with the broker to communicate with an carry out instruction of the other party.

If you choose to have a broker represent you, you should enter into a written agreement with the broker that clearly establishes the broker's obligations and your obligations. The agreement should state how and by whom the broker will be paid. You have the right to choose the type of representation, if any, you wish to receive. Your payment of a fee to a broker does not necessarily


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

                                                               EXHIBIT L (cont.)
                                                                 Page Two of Two


establish that the broker represents you. If you have any questions regarding the duties and responsibilities of the broker, you should resolve those questions before proceeding.


--------------------------------------------------------------------------------
Real estate license asks that you acknowledge receipt of this Information about brokerage services for the licensee's records.

--------------------------------------------------------------------------------
Tenant                                                                      Date
--------------------------------------------------------------------------------


Texas Real Estate Brokers and Salesmen are licensed and regulated by the Texas Real Estate Commission (TREC). If you have a question or complaint regarding a real estate licensee, you should contact TREC at P.O. Box 12188, Austin, Texas 78711-2188 or 512-465-3960.





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                                                                         -------

                                                                       EXHIBIT M

                                RENEWAL OPTION


At the end of the original lease term, Lessee shall have the right to renew this lease for a period of thirty-six (36) months provided that Lessee delivers to Lessor written notice of Lessee's intent to renew at least three (3) months prior to the end of the lease term. However, Lessee shall not have such right of renewal if Lessee is in default as defined in paragraph 19.1 (a) either at the time of such notice of renewal or at the end of the lease term. The terms of this lease during such renewal term shall continue except as follows:

Lessee's base rate shall adjust to the then current market rate and conditions for like and similar space.

"Then current market terms and conditions" shall mean those terms and conditions prevailing on the renewal deadline date for comparable space in One Far West Plaza to tenants or prospective tenants of comparable creditworthiness. If on or before thirty (30) days after the delivery of the renewal notice Lessor and Lessee cannot agree in writing to the "current market terms and conditions" to be applicable during a renewal term, then the question of what the "then current market terms and conditions" is shall be settled by arbitration. Such arbitration shall be before one (1) disinterested arbitrator if one can be agreed upon, otherwise before three (3) disinterested arbitrators, one named by the Lessor, one by the Lessee, and one by the two thus chosen. The arbitrator or arbitrators shall determine the controversy in accordance with the arbitration rules under the American Arbitration Association as applied to the facts found by him, her or them. The cost of the arbitrators shall be paid 50% by lessee and 50% by Lessor.




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                                                                         -------

                                                                       EXHIBIT N

                            RIGHT OF FIRST REFUSAL


So long as Lessee is not in default under the lease, as set forth in paragraph 19.1, Lessee will have a reoccurring "Right of First Refusal" on all of the rentable square feet located on the third floor. In cases where an existing tenant already has a right of first refusal or other options at the time of lease execution, Lessee will have the second right. Lessee will have five (5) business days upon lessee's receipt of written notice of a firm offer (with copy of the offer included) to accept or reject the space on the same terms and conditions as lessor is prepared to enter into by a lease with a third party, except that the space will be coterminous with lessee's primary space. The finish-out allowance will be modified on a pro rata basis based on the length of the lease that lessee has remaining. Lessee has the right to amortize the entire amount of the tenant finish-out allowance offered to the prospect by amortizing at a nine percent (9%) discount rate the difference in the total amount and the pro rata portion.




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                                                                         -------